SHARE TRANSFER AGREEMENT

This Agreement dated effective the 23rd day of November, 2007

BETWEEN:

JONATHAN MOORE of
13747 57A Avenue, Surrey, BC, Canada, V3X 2V6

(“Mr. Moore”)

OF THE FIRST PART

AND:

NAOMI MOORE of
13747 57A Avenue, Surrey, BC, Canada, V3X 2V6

(“Mrs. Moore”)

     OF THE SECOND PART

AND:

PAUL C. KIRKITELOS of
111 N. Sepulveda Blvd., Suite 250, Manhattan Beach, CA 90266

(the “Purchaser”)

OF THE THIRD PART

WHEREAS:

A.           The Purchaser is the President, Secretary and Treasurer of the Company, as defined below, and Mr. Moore and Mrs. Moore are the sole directors of the Company;

B.           The Purchaser has agreed to purchase, and Mr. Moore and Mrs. Moore have agreed to sell, all of the shares of the Company owned by Mr. Moore and Mrs. Moore on the terms, and subject to the conditions, as set out in this Agreement,

THIS AGREEMENT WITNESSES THAT in consideration of the premises, and the covenants, agreements, representations, warranties and payments set out and provided for herein, the parties hereto covenant and agree with each other as follows:

1.           INTERPRETATION

1.1                     Where used herein or in any amendments or schedules hereto, the following terms shall have the following meanings:

(a)	“Company” means Language Enterprises Corp.

(b)	"Company Shares" means the shares of the Company legally and beneficially owned by the Transferors.

(c)	“Purchase Price” means the purchase price set out in Section 2.2 hereto.

(d)	“SEC” means the United States Securities and Exchange Commission.

(e)	“Securities Act” means the United States Securities Act of 1933, as amended.

(f)	“Securities Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

(g)	“Vendors” means, collectively, Mr. Moore and Mrs. Moore, and “Vendor” means any one of the Vendors.

1.2                     All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

2.           PURCHASE AND SALE OF SHARES

2.1                     Upon the terms and subject to the conditions of this Agreement, the Vendors hereby agree to sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Vendors, the following shares of the Company (collectively, the “Company Shares”), free and clear of all liens, charges and encumbrances whatsoever:

Jonathan Moore	1,170,000 shares in the common stock of the Company

Naomi Moore	1,170,000 shares in the common stock of the Company

2.2                     In consideration for the sale of the Company Shares by the Vendors to the Purchaser, the Purchaser agrees to pay the purchase price of $124,990 to each of the Vendors, being $249,980 in the aggregate (the “Purchase Price”), upon closing as set out in Sections 5.1 and 5.2 hereto.

3.           COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

                          The Purchaser hereby covenants with and acknowledges, represents and warrants to the Vendors as follows, and acknowledge that the Vendors are relying upon such covenants, acknowledgements, representations and warranties in connection with the sale of the Company Shares to the Purchaser:

3.1                     The Purchaser is an executive officer of the Company, is familiar with the business, assets, prospects and financial condition of the Company, has had full opportunity to discuss this information with the Purchaser’s legal, business and financial advisors, and believes that he has received all of the information he considers necessary or appropriate for deciding whether to purchase the Company Shares from the Vendors.

3.1                     The Purchaser acknowledges that the purchase of the Company Shares involves a high degree of risk, and that he can bear the economic risk of an investment in the Company Shares, and has the knowledge and experience necessary to evaluate for himself or with the advise of his legal, business and financial advisors, the merits and risks associated with purchasing the Company Shares from the Vendors.

3.2                     The Purchaser is acquiring the Company Shares for the Purchaser’s own account for investment purposes, with no present intention of dividing his interest with others or reselling or otherwise disposing of any or all of the Company Shares, does not intend any sale of the Company Shares after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance.

3.3                     The Purchaser acknowledges and agrees that the Company Shares are “restricted securities” as contemplated under the Securities Act, which were issued pursuant to an exemption from the registration requirements of the Securities Act. The Purchaser further acknowledges and agrees that the sale of the Company Shares by the Vendors has not been registered under the Securities Act, and that all certificates representing the Company Shares will be endorsed with a legend substantially similar to the following:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION.”

3.4                     The Purchaser acknowledges and agrees that he may not resell the Company Shares unless such resale is made pursuant to an effective registration under the Securities Act or such resale is exempt from the registration requirements under the Securities Act.

3.5                     The Purchaser acknowledges that the Vendors are “affiliates” of the Company as defined in Rule 144 promulgated under the Securities Act, and as a result, the Company Shares purchased by the Purchaser will be subject to the applicable hold periods as set out in Rule 144.

3.6                     The Purchaser has full power, capacity and authority to enter into this Agreement on the terms and conditions set forth herein, and this Agreement constitutes, and all other documents required to be executed and delivered by the Purchaser will, when executed constitute, a valid and legally binding obligation of the Purchaser, enforceable in accordance with their terms, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors’ rights generally, and (ii) as may be limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

4.           COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE VENDORS

                           The Vendors jointly and severally covenant with and acknowledge, represent and warrant to the Purchaser as follows, and acknowledge that the Purchaser is relying upon such covenants, acknowledgements, representations and warranties in connection with the purchase by the Purchaser of the Company Shares:

4.1                     Each of the Vendors is the legal, beneficial and recorded owner of the Company Shares set out next to his or her name in Section 2.1 hereto, with good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever.

4.2                     The Company has an aggregate of 4,003,500 shares of common stock issued and outstanding and no person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of the Company.

4.3                     The Vendors will not, without the prior written consent of the Purchaser, cause the Company to issue any additional shares from and after the date hereof or create any options, warrants or rights for any person to subscribe for any unissued shares in the capital of the Company.

4.4                     No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase of any of the Company Shares from the Vendors.

4.5                     The Vendors have full power, capacity and authority to enter into this Agreement on the terms and conditions set forth herein, and this Agreement constitutes, and all other documents required to be executed and delivered by the Vendors will, when executed constitute, a valid and legally binding obligation of the Vendors, enforceable in accordance with their terms, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors’ rights generally, and (ii) as may be limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies..

5.           CLOSING AND POST-CLOSING ARRANGEMENTS

5.1                     Closing of the purchase and sale of the Company Shares shall take place on a date, at a time, and at a location mutually agreed upon by the parties hereto.

5.2                     Upon closing:

(a)

the Vendors shall deliver to the Purchaser the certificates representing all of the Company Shares duly endorsed in blank for transfer or with a stock power of attorney (in either case with the signature guaranteed by an appropriate official), with any and all applicable security transfer taxes paid, and together with all other instruments, certificates or documents as may be required by the Company’s transfer agent to record the transfer of the Company Shares to the Purchaser or as may otherwise be required to transfer the Company Shares to the Purchaser free and clear of all liens, charges and encumbrances of any kind whatsoever.

(b)	the Purchaser shall deliver to the Vendors the Purchase Price.

5.3                     As soon as reasonably practicable after closing of the transactions set out in this Agreement, and no later than 10 days after an information statement is prepared, filed with the SEC and transmitted to the security holders of the Company, each in accordance with Section 14(f) of the Securities Exchange Act and Rule 14f-1 promulgated thereunder, the Vendors shall deliver such sequential resignations and resolutions as may be necessary to have the Purchaser appointed as the sole executive officer and sole director of the Company.

6.           GENERAL PROVISIONS

6.1                     Time shall be of the essence of this Agreement.

6.2                     This Agreement contains the whole agreement between the parties hereto in respect of the purchase and sale of the Company Shares and there are no warranties, representations, terms, conditions or collateral agreements expressed, implied or statutory, other than as expressly set forth in this Agreement.

6.3                     This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Purchaser may not assign this Agreement without the consent of the Vendors, which consent may be withheld for any reason whatsoever.

6.4                     Any notice to be given under this Agreement shall be duly and properly given if made in writing and delivered or telecopied to the addressee at the address as set out on page one of this Agreement. Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if telecopied, on the next business day after it was telecopied. Any party hereto may change its address for notice from time to time by providing notice of such change to the other parties hereto in accordance with the foregoing.

6.5                     This Agreement may be executed in one or more counterparts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

6.6                     This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada, and each of the parties hereto irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

6.7                     No claim shall be made by the Vendors against the Purchaser, or by the Purchaser against the Vendors, as a result of any misrepresentation or as a result of the breach of any covenant or warranty herein contained unless the aggregate loss or damage to such party exceeds $5,000.

6.8                     This Agreement has been prepared by O’Neill Law Group PLLC as legal counsel for the Company, and each of the Vendors and the Purchaser acknowledge and agree that they have been advised to seek separate legal counsel with respect to the matters contained in this Agreement.

6.9                     This Agreement may be executed in several parts in the same form and such parts as so executed shall together constitute one original agreement, and such parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date of this Agreement.

SIGNED, SEALED AND DELIVERED
BY JONATHAN MOORE
in the presence of:

/s/ Thomas Lamb	/s/ Jonathan Moore
Signature of Witness	JONATHAN MOORE

Thomas Lamb
Name

1115 – 555 Burrard Street Vancouver, BC
Address

SIGNED, SEALED AND DELIVERED
BY NAOMI MOORE
in the presence of:

/s/ Thomas Lamb	/s/ Naomi Moore
Signature of Witness	NAOMI MOORE

Thomas Lamb
Name

1115 – 555 Burrard Street Vancouver, BC
Address

SIGNED, SEALED AND DELIVERED
BY PAUL C. KIRKITELOS
in the presence of:

/s/ Kevin DeVito	/s/ Paul C. Kirkitelos
Signature of Witness	PAUL C. KIRKITELOS

Kevin DeVito
Name

300 Continental Blvd, Suite 420 El Segundo, CA 90245
Address